UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2011

RAYTHEON COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13699	95-1778500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 522-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Raytheon held its annual meeting of shareholders on May 26, 2011. Set forth below are the final voting results for each of the matters submitted to a vote of the shareholders. For more information about the proposals set forth below, please see Raytheon’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2011.

1.	Raytheon’s shareholders elected, by a majority of the votes cast, each of the nine nominees to the Board of Directors as follows:

Director	For	Against	Abstain	Broker Non-Votes
Vernon E. Clark	262,998,204	17,643,225	2,519,314	31,682,351
John M. Deutch	240,932,580	39,918,349	2,309,814	31,682,351
Stephen J. Hadley	269,976,929	10,627,090	2,556,724	31,682,351
Frederic M. Poses	262,529,324	18,091,794	2,539,625	31,682,351
Michael C. Ruettgers	269,892,296	10,700,718	2,567,729	31,682,351
Ronald L. Skates	246,763,776	33,816,222	2,580,745	31,682,351
William R. Spivey	266,504,883	14,093,321	2,562,539	31,682,351
Linda G. Stuntz	199,627,198	81,032,461	2,501,084	31,682,351
William H. Swanson	270,449,047	11,145,685	1,566,011	31,682,351

2.	Raytheon’s shareholders voted on the advisory vote on executive compensation as follows:

For	Against	Abstain	Broker Non-Votes
264,279,178	16,995,578	1,885,987	31,682,351

3.	Raytheon’s shareholders voted on the advisory vote regarding the frequency of future advisory votes on executive compensation as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
244,062,055	6,167,420	31,576,307	1,354,961	31,682,351

4.	Raytheon’s shareholders voted on the ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year beginning January 1, 2011 as follows:

For	Against	Abstain
309,887,140	3,553,633	1,402,321

5.	Raytheon’s shareholders voted on a shareholder proposal regarding shareholder action by written consent as follows:

For	Against	Abstain	Broker Non-Votes
137,620,143	143,172,176	2,368,424	31,682,351

6.	Raytheon’s shareholders voted on a shareholder proposal regarding executive stock retention as follows:

For	Against	Abstain	Broker Non-Votes
69,874,282	210,648,479	2,637,982	31,682,351

7.	Raytheon’s shareholders voted on a shareholder proposal regarding lobbying expenses as follows:

For	Against	Abstain	Broker Non-Votes
60,129,116	174,473,708	48,557,919	31,682,351

8.	Raytheon’s shareholders voted on a shareholder proposal regarding supplemental executive retirement plans as follows:

For	Against	Abstain	Broker Non-Votes
87,275,928	193,589,851	2,294,964	31,682,351

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON COMPANY

Date: June 1, 2011	By:	/s/ Jay B. Stephens
Jay B. Stephens
Senior Vice President, General Counsel and Secretary